[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

Settlement and License Agreement

This Settlement and License Agreement (“Agreement”), effective April 12, 2017, is entered into by and between BioMarin Pharmaceutical Inc., a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 770 Lindaro Street, San Rafael, California 94901 (“BioMarin”), Merck & Cie, a Swiss corporation having a principal place of business at Im Laternenacker 5, 8200 Schaffhausen, Switzerland (“Merck”) (together “Plaintiffs”); and Par Pharmaceutical, Inc. (“Par”), a company organized under the laws of Delaware, having a principal place of business at 300 Tice Boulevard, Woodcliff Lake, NJ 07677.  Each of BioMarin, Merck, and Par are individually referred to herein by name or the term “Party” and collectively referred to herein as “Parties.”

WHEREAS, Par has filed Abbreviated New Drug Application Nos. 207200, 207207, and 210027 with the United States Food and Drug Administration (“FDA”) seeking permission to market the Par ANDA Products in the United States and its territories, including the Commonwealth of Puerto Rico (the “Territory”) before the expiration of Plaintiffs’ Orange-Book listed United States Patent Nos. 7,566,462; 7,566,714; 7,612,073; 7,727,987; 7,947,681; 8,003,126; 8,067,416; RE43,797; 9,216,178; 9,433,624 and 8,318,745 (collectively, the “Listed Patents”);

WHEREAS, in response to the filing of ANDA No. 207200, Plaintiffs have filed an action against Par in the United States District Court for the District of New Jersey, captioned BioMarin Pharmaceutical Inc., et al. v. Par Pharmaceutical, Inc., Civil Action No. 15-CV-1706 (MAS)(TJB); and, in response to the filing of ANDA No. 207207, BioMarin has filed an action against Par in the United States District Court for the District of New Jersey, captioned BioMarin Pharmaceutical Inc. v. Par Pharmaceutical, Inc., Civil Action No. 16-CV-1015 (MAS)(TJB) (which actions have been consolidated and are referred to herein together as the “New Jersey Litigation”), alleging infringement of certain of the Listed Patents;

WHEREAS, Par has no present intention of launching the Par ANDA Products without a court order declaring that it does not infringe the Listed Patents, except as provided herein;

WHEREAS, Plaintiffs intend to continue to assert their rights under the Listed Patents to exclude the products described in the Par ANDAs, except as provided herein;

WHEREAS, the Parties wish to fully settle the New Jersey Litigation and all issues concerning the Par ANDA Products upon the terms and subject to the conditions set forth below;

WHEREAS, settlement of the New Jersey Litigation will help Plaintiffs and Par avoid the substantial uncertainty and risk involved with prolonged litigation;

WHEREAS, settlement of the New Jersey Litigation will permit Plaintiffs and Par to save litigation costs, as well as adhere to the judicially-recognized mandate that encourages the settlement of litigation whenever possible;

WHEREAS, settlement of the New Jersey Litigation will permit the management of Plaintiffs and Par to refocus on running their respective companies rather than devoting substantial time and resources to litigation;

WHEREAS, under this Agreement, Par will have the right to enter the market for sapropterin dihydrochloride tablets and powders several years prior to the expiration of the Listed Patents, thereby benefiting customers by permitting generic entry that may not have occurred were the New Jersey Litigation to proceed; and

WHEREAS, the public will benefit significantly from this final settlement, as it saves judicial resources and creates certainty for Plaintiffs and Par;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article 1.Definitions.

For purposes of this Agreement, certain words and their correlatives are defined in Article 1 or in the body of this Agreement.

1.1

“Affiliate” shall mean any entity which controls, is controlled by, or is under common control with the applicable entity.  For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such entity; and (b) in the case of non-corporate entities, direct or indirect ownership of at least 50% of the equity interest or the power to direct the management and policies of such non-corporate entities.

[*]

Article 2.Termination of Litigation.

2.1	The Parties stipulate to the dismissal of all claims and counterclaims in the New Jersey Litigation without prejudice, with each Party to bear its own fees and costs.
2.2

Within three (3) business days of the Effective Date, Plaintiffs shall file stipulations of dismissal in the form attached as Exhibit A, so that the New Jersey Litigation is dismissed without prejudice in accordance with Federal Rule of Civil Procedure 41(a)(1).

2.3	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 3.[*]

Article 4.[*]

Article 5.[*]

Article 6.[*]

Article 7.Confidentiality of the Agreement.

[*]

Article 8.General Provisions.

8.1

Each Party shall take or cause to be taken such further actions, and to execute, deliver, and file or cause to be executed, delivered, and filed, such further documents and instruments, and to obtain such consents, as may be reasonably required or requested in order to effectuate fully the purposes, terms, and conditions of this Agreement.

8.2	The Parties may amend or modify the provisions of this Agreement, including this provision, only by mutual agreement in writing.
8.3

No provision of this Agreement shall be waived by any act, omission, or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.  The failure of any Party to assert its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

8.4

This Agreement (including all attachments hereto), constitutes the final, complete, and exclusive agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to such matters.

8.5

All notices or communications hereunder shall be deemed to have been duly given only if made in writing, served by one of the means listed in Article 8.5(i), and directed to the individuals listed in Article 8.5(ii).

(i)

Notice or communications to a Party shall be served by personal delivery, reputable overnight express courier service (charged prepaid), or delivery by registered or certified mail (return receipt requested), at the address(es) listed in Section 8.5(ii).  Such notices will be deemed to have been given on the date delivered (in the case of personal delivery or delivery by overnight courier), and on the fifth (5th) business day following the date of postmark in the case of delivery by mail.

(ii)	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.6

This Agreement may be executed in any number of counterparts, and execution by each of the Parties of any one of such counterparts will constitute due execution of this Agreement.  Each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

8.7	Electronic execution and delivery of this Agreement by any Party shall be legal, valid, and binding to the same extent as an original signature.
8.8

If any provision of this Agreement is held invalid, illegal, or unenforceable for any reason, this holding shall not impair the validity, legality, and enforceability of the remaining provisions in any way.  The Parties shall renegotiate in good faith any provision held to be invalid, illegal, or unenforceable, it being the intent of the Parties that the basic purposes of the Agreement are to be effectuated.

8.9

Each Party acknowledges that a breach of this Agreement will cause the non-breaching Party to suffer irreparable harm for which there is no adequate legal remedy.  Each Party acknowledges that immediate injunctive relief is an appropriate and necessary remedy for any violation or threatened violation of this Agreement.

8.10	No Third Party shall be deemed an intended beneficiary hereunder or have any legal or equitable rights or benefits to enforce any provision of this Agreement.
8.11

None of the Parties hereto shall be considered the drafter of this Agreement or any provision thereof for the purpose of any statute, case law, or rule of construction that would or might cause any provision to be construed against the drafter thereof.

8.12

This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted of their own self-interest.  In addition, each Party has been represented and advised by legal counsel regarding the terms of this Agreement.

8.13

The Parties are independent contractors and are not, and shall not represent themselves as, principal and agent, partners, joint venturers, or business associates of any kind.  No Party shall attempt to act, or represent itself as having the power, to bind the other Parties or create any obligation on behalf of the other Parties.  Similarly, nothing in this Agreement shall constitute or be construed as Plaintiffs’ endorsement or approval of the Par ANDA Products.  Par, and any Third Party acting in concert with Par, shall not represent or suggest otherwise in any way, including in any labeling, promotional, or marketing material associated with the Par ANDA Products.

8.14	Mistakes of fact or law shall not constitute grounds for modification, avoidance, or rescission of the terms of this Agreement.
8.15	Each Party shall bear its own expenses that arise out of the New Jersey Litigation and/or the negotiation, execution, or performance of this Agreement.

8.16

This Agreement and any dispute arising out of or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without giving effect to conflicts of law principles.  With respect to any proceeding related to this Agreement, each Party irrevocably agrees and consents to the exclusive jurisdiction of the federal and state courts in New Jersey, and waives any objection to venue of any such proceeding brought in any such court.

Article 9.[*]

Article 10.[*]

[Signatures on the following pages]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

This Agreement is signed as indicated below by duly authorized representatives of BioMarin, Merck, and Par, respectively, as of the Effective Date.

BioMarin Pharmaceutical Inc.

By: /s/ G. Eric Davis

Name: G. Eric Davis

Title: EVP, General Counsel

Merck & Cie

By: /s/ Dr. Rudolf Moser

Name: Dr. Rudolf Moser

Title: Managing Director

By: /s/ Markus Wutscher

Name: Markus Wutscher

Title: Chief Financial Officer

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Par Pharmaceutical, Inc.

By: /s/ Lawrence M. Brown

Name: Lawrence M. Brown

Title: Vice President and Asst. General Counsel, IP - Genetics

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Attorneys for Plaintiff

BioMarin Pharmaceutical Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEW JERSEY

BioMarin Pharmaceutical Inc., Plaintiff, v. PAR PHARMACEUTICAL, INC., Defendant.	Civil Action No. 15-1706 (MAS)(TJB) (Filed Electronically) Hon. Michael Shipp, U.S.D.J. Hon. Tonianne J. Bongiovanni, U.S.M.J.

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Pursuant to Rules 41(a)(1) and 41(c) of the Federal Rules of Civil Procedure, BioMarin Pharmaceutical Inc. (“BioMarin”) and Par Pharmaceutical, Inc. (“Par”) hereby stipulate and agree that all claims, counterclaims, and affirmative defenses asserted by Plaintiffs and Par against each other in the above-captioned consolidated action are hereby dismissed without prejudice and without costs, disbursements, or attorneys’ fees to any Party.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Dated: April__, 2017

By: s/ Charles M. Lizza

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Of Counsel:

Jason G. Winchester

Timothy J. Heverin

Matthew J. Hertko
Jones Day
77 West Wacker, Suite 3500
Chicago, IL 60601-1692
(312) 782-3939

Anthony M. Insogna

Jones Day
12265 El Camino Real, Suite 200
San Diego, CA 92130-4096
(858) 314-1200

Attorneys for Plaintiff
BioMarin Pharmaceutical Inc.

By:   s/ Sean R. Kelly

Sean R. Kelly (srk@saiber.com)

Katherine A. Escanlar

(kescanlar@saiber.com)

Saiber LLC

18 Columbia Turnpike

Suite 200

Florham Park, NJ 07932

(973) 645-4801

Of Counsel:

Richard J. Berman

(richard.berman@arentfox.com)

Janine A. Carlan

(janine.carlan@arentfox.com)

Bradford C. Frese

(bradford.frese@arentfox.com)

Ahmed Abdel-Rahman (ahmed.abdelrahman@

arentfox.com)

ARENT FOX LLP

1717 K Street NW

Washington, DC 20036-5342

(202) 857-6000

Attorneys for Defendant

Par Pharmaceutical, Inc.

IT IS on this ____ day of _______________, 2017:

SO ORDERED:

HON. MICHAEL SHIPP, U.S.D.J.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Attorneys for Plaintiff

BioMarin Pharmaceutical Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEW JERSEY

BioMarin Pharmaceutical Inc., Plaintiff, v. PAR PHARMACEUTICAL, INC., Defendant.	Civil Action No. 16-1015 (MAS)(TJB) (Filed Electronically) Hon. Michael Shipp, U.S.D.J. Hon. Tonianne J. Bongiovanni, U.S.M.J.

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Pursuant to Rules 41(a)(1) and 41(c) of the Federal Rules of Civil Procedure, BioMarin Pharmaceutical Inc. (“BioMarin”) and Par Pharmaceutical, Inc. (“Par”) hereby stipulate and agree that all claims, counterclaims, and affirmative defenses asserted by BioMarin and Par against each other in the above-captioned action are hereby dismissed without prejudice and without costs, disbursements, or attorneys’ fees to any Party.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Dated: April__, 2017

By: s/ Charles M. Lizza

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Of Counsel:

Jason G. Winchester

Timothy J. Heverin

Matthew J. Hertko
Jones Day
77 West Wacker, Suite 3500
Chicago, IL 60601-1692
(312) 782-3939

Anthony M. Insogna

Jones Day
12265 El Camino Real, Suite 200
San Diego, CA 92130-4096
(858) 314-1200

Attorneys for Plaintiff
BioMarin Pharmaceutical Inc.

By:   s/ Sean R. Kelly

Sean R. Kelly (srk@saiber.com)

Katherine A. Escanlar

(kescanlar@saiber.com)

Saiber LLC

18 Columbia Turnpike

Suite 200

Florham Park, NJ 07932

(973) 645-4801

Of Counsel:

Richard J. Berman

(richard.berman@arentfox.com)

Janine A. Carlan

(janine.carlan@arentfox.com)

Bradford C. Frese

(bradford.frese@arentfox.com)

Ahmed Abdel-Rahman (ahmed.abdelrahman@

arentfox.com)

ARENT FOX LLP

1717 K Street NW

Washington, DC 20036-5342

(202) 857-6000

Attorneys for Defendant

Par Pharmaceutical, Inc.

IT IS on this ____ day of _______________, 2017:

SO ORDERED:

HON. MICHAEL SHIPP, U.S.D.J.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended